UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25319

Date of Report: June 6, 2008

MAUI GENERAL STORE, INC. (Exact name of registrant as specified in its charter)

New York	84-1275578
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

21 West 39th Street, Suite 2A New York, NY 10018
(Address of Principal Executive Offices)

212-391-2752

(Registrant’s telephone number including area code)

P.O. Box 297, Hana, Maui, HI 96713
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01

Change in Control of Registrant

Item 5.02

Election of Directors; Appointment of Principal Officers

On June 6, 2008 Fu Qiang purchased 67,500,000 shares of the Registrant’s common stock from Richard Miller and Su Jianping purchased 22,500,000 shares of the Registrant’s common stock from Mr. Miller.  The 90,000,000 shares, representing 64.3% of the outstanding shares, were purchased for $593,406, which Messrs. Fu and Su paid in cash from their personal funds.  Prior to the purchase, Richard Miller was the sole officer and sole director of Maui General Store, Inc.

On the same date, pursuant to the Stock Purchase Agreement, Mr. Miller elected Fu Qiang to serve as a member of the Board of Directors and to serve as the Chief Executive Officer and Chief Financial Officer of Maui General Store.  Mr. Miller also submitted his own resignation from the Board of Directors, which will not be effective until ten days after the Registrant mails to its shareholders of record an information statement compliant with SEC Rule 14f-1.

Maui General Store was a party to the Stock Purchase Agreement among Messrs. Miller, Fu and Su.  In the Stock Purchase Agreement Maui General Store covenanted that:

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On or prior to July 6, 2008 it will acquire the controlling interest in Heilongjiang Hairong Science & Technology Development Co., Ltd.;

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At no time prior to June 6, 2010 will it effect a reverse stock split that will reduce the number of outstanding shares of common stock below 20 million; and

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At any time prior to June 6, 2009 Mr. Miller may cause Maui General Store to file a registration statement with the SEC that will, when declared effective, permit Mr. Miller to sell to the public any of the 22,240,670 common shares that he continues to own; provided, however, that Mr. Miller must pay all costs incurred by the Registrant in connection with the registration.

Information regarding Fu Qiang follows:

Fu Qiang.  Mr. Fu has been employed since 2003 as the President of Heilongjiang Hairong Science & Technology Development Co., Ltd., which is located in the City of Harbin in The People’s Republic of China, and is engaged in the business of developing software and information technology networks.  In 1998 Fu Qiang earned a Bachelor’s Degree in Business Administration and in 1996 he earned a Bachelor’s Degree in Law from a university in China.  Mr. Fu is 32 years old.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a

Stock Purchase Agreement dated June 6, 2008 among Fu Qiang, Su Jianping, Richard Miller and Maui General Store, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI GENERAL STORE, INC.

Dated: June 9, 2008

By: /s/ Fu Qiang

      Fu Qiang, President